UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: August 6, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road San Carlos, CA	94070
(Address of principal executive offices)	(Zip Code)

(650) 817-9012
(Registrant’s telephone number, including area code)

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on February 6, 2024, Presto Automation Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company was not in compliance with the requirement to maintain a minimum Market Value of Listed Securities (“MVLS”) of $50 million, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”), because the MVLS of the Company was below $50 million for the 30 consecutive business days prior to the date of the Notice. In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company was provided 180 calendar days from the date of the Notice, or until August 5, 2024, to regain compliance with the MVLS Requirement.

On August 6, 2024, the Company received a Staff determination letter from Nasdaq informing the Company that the Company had not regained compliance with the MVLS Requirement and this matter serves as an additional basis for delisting the Company’s securities from Nasdaq.

As previously disclosed, the Company had already received a separate Staff determination letter from Nasdaq informing the Company that the Company had not regained compliance with the requirement to maintain a minimum closing bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1). The Company had previously disclosed that it intended to request a hearing before a Nasdaq Hearings Panel. The Company requested such a hearing on July 5, 2024, but on August 6, 2024, the Company informed Nasdaq that it was withdrawing its appeal. As a result of the Company withdrawing its appeal, on August 6, 2024, the Company received a letter from Nasdaq informing the Company that its shares of common stock, par value $0.0001 per share (the “Common Stock”), and warrants will be suspended at the open of business on August 8, 2024 and that Nasdaq will file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company expects that the trading of its common stock will transition to the OTC Bulletin Board or “pink sheets” market shortly. The transition to over-the-counter markets is not expected to affect the Company’s operations or business and does not change its reporting requirements under SEC rules. The Company cannot predict what the impact of the transition will be on the liquidity in its Common Stock.

Item 8.01 Other Events

Deregistration

The Company is examining whether it will be eligible to terminate the registration of the Common Stock under the Exchange Act of 1934, as amended (the “Exchange Act”). If eligible, such termination would result in the Company ceasing to file Forms 10-K, 10-Q and 8-K in the near future. The Common Stock would remain outstanding, but its liquidity may be materially adversely affected.

Liquidity Update

As previously disclosed, on July 19, 2024, the Company and Presto Automation LLC (the “Borrower”), the Company’s wholly owned subsidiary (the “Loan Parties”) entered into an amendment (the “Amendment”) to the Cooperation Agreement (as amended by the Amendment, the “Cooperation Agreement”), dated May 16, 2024, with Metropolitan Partners Group Administration, LLC, the administrative, payment and collateral agent (the “Agent”) under the Credit Agreement, dated as of September 21, 2022 (as amended, the “Credit Agreement”), Metropolitan Levered Partners Fund VII, LP, Metropolitan Partners Fund VII, LP, Metropolitan Offshore Partners Fund VII, LP and CEOF Holdings LP (collectively, the “Lenders”), and certain significant stockholders.

Pursuant to the Cooperation Agreement, the Company is required to raise $2.0 million on or before each of August 1, 2024, August 15, 2024 and August 29, 2024 (each, a “Forbearance Date”) for a cumulative total of $6.0 million in order to prevent its senior secured lender from exercising remedies against the Company, including but not limited to an Article 9 foreclosure, which would result in the Common Stock becoming worthless. The Company received a waiver from the Lenders with respect to the August 1, 2024 Forbearance Date requiring it to raise $4.0 million by August 15, 2024.

The Company is required to raise an additional $32.0 million by no later than the Forbearance Date in order to facilitate negotiations with its senior secured lender for the assignment and restructuring of their loan. The Company has received no indications of interest from outside investors to make such investment since the opportunity to seek such an investment was granted on May 16, 2024. While there exists a possibility that such an investment may be secured, the Company considers this outcome to be extremely unlikely.  Accordingly, the Company believes that it is extremely likely that holders of Common Stock will lose all of their investment because the senior secured lender will be free to exercise remedies at that time.

Anti-Dilution Adjustments

As previously disclosed, on July 24, 2024, the Company entered into a Common Stock Purchase Agreement (the “CSPA”) with Triton Funds LP, a Delaware limited partnership (“Triton”). Pursuant to the CSPA, the Company has the right, but not the obligation, to sell to Triton up to $25,000,000 of shares of the Company’s Common Stock from time to time during the commitment period commencing on July 24, 2024 and terminating on the earlier of (i) December 31, 2024 or (ii) the date on which Triton shall have purchased shares of the Company’s Common Stock pursuant to the CSPA equal to the investment amount of $25,000,000 (the “Triton Offering”).

The Triton Offering triggered anti-dilution adjustment provisions in the following:

(1)	the securities purchase agreement, dated October 10, 2023, between the Company and Presto CA LLC (the “CA Purchase Agreement”);

(2)	the common stock purchase agreements, dated November 17, 2023, between the Company and several investors (the “November 2023 Purchase Agreements”) solely with respect to those parties that also participated in the offering of the Company’s Common Stock set forth under subparagraph (5) below;

(3)	the warrants to purchase shares of the Company’s Common Stock initially issued to the Lenders on October 16, 2023 (as amended and restated, the “Third Amendment Conversion Warrants”);

(4)	the warrants to purchase shares of the Company’s Common Stock initially issued to the Lenders on January 30, 2024 (as amended and restated, the “Fifth Amendment Conversion Warrants”);

(5)	the subordinated convertible notes issued on January 30, 2024 (the “January 2024 Notes”); and

(6)	the securities purchase agreement, dated as of May 20, 2024, between the Company and the purchasers thereto (the “May 2024 Purchase Agreement”).

A summary of the impact of these anti-dilution protections is set forth below, based on the lowest purchase price in the Offering of $0.01808 per share. In total, the anti-dilution adjustments result in the issuance of an aggregate 263,597,880 shares and the ability of holders of the Company’s convertible notes or warrants to acquire an additional 616,416,770 shares.

Securityholder	Subject Security	Impact of the Triton Offering
Presto CA	Common Stock	Issuance of 107,958,187 additional shares. Reduction of New Issuance Price from $0.05175 to $0.01808.
November 2023 Purchasers	Common Stock	Issuance of 100,760,978 additional shares. Reduction of New Issuance Price from $0.05175 to $0.01808.
Lenders	Third Amendment Conversion Warrants	Increase in the number of shares underlying the Third Amendment Conversion Warrants from 115,942,029 to 331,858,407 shares. Reduction in the Applicable Price from $0.05175 to $0.01808.
	Fifth Amendment Conversion Warrants	Increase in the number of shares underlying the Fifth Amendment Conversion Warrants from 41,146,271 to 117,772,096 shares. Reduction in the Applicable Price from $0.05175 to $0.01808.
January 2024 Noteholders	January 2024 Notes	Issuance of an aggregate 323,874,566 additional shares underlying the principal of the January 2024 Notes. Reduction of Conversion Price from $0.05175 to $0.01808.
May 2024 Purchasers	Common Stock	Issuance of 54,878,715 additional shares. Reduction of New Issuance Price from $0.05175 to $0.01808.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Examples of such statements and uncertainties include, but are not limited to, statements with respect to potential listing on the OTC Bulletin Board, the potential deregistration of the Company’s Common Stock, the Cooperation Agreement and the Forbearance Date and capital raising efforts. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, the Company’s ability to secure additional capital resources, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on October 11, 2023 and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and outcomes could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

Date: August 7, 2024	By:	/s/ Guillaume Lefevre
		Name:	Guillaume Lefevre
		Title:	Interim Chief Executive Officer

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